Exhibit 99.1

Monthly Distribution Statement

February 2021

Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

SECTION I	04
Monthly Certificate Distribution Detail	05
Monthly Cash Source and Uses	06
Monthly Cash Distributions	07
Property Sales This Month	08
Retail Portfolio as of Determination Date	09 – 10
Distribution Center Portfolio as of Determination Date	11
Landlord and Tenant Option Properties as of Determination Date	12
Substitution Properties This Month	13
Monthly Leasing Activity: Distribution Centers	14
Monthly Leasing Activity: Retail Properties	15
Summary Select Financial Information	16
SECTION II – Provided Quarterly	17
Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date	N/A
Master Lease Guarantor Operating Performance	N/A
Master Lease Subtenants as of Fiscal Quarter Ended [ ]	N/A
SECTION III	18
Management’s Comments	19
Definitions	20
Disclaimer	21

Trustee	Manager
GLAS Trust Company, LLC 3 Second Street, Suite 206 Jersey City, NJ 07311 Contact: Yana Kislenko Phone: 201-839-2183 Email: yana.kislenko@glas.agency	Hilco JCP, LLC 5 Revere Drive, Suite 410 Northbrook, IL Contact: Larry Finger Phone: 703-244-4588 Email: lfinger@ctltrust.net

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Forward-Looking Statements & Non-GAAP Presentation

This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements.

Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies.

Please refer to Section III of this distribution statement, titled “Disclaimers”, for additional information.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

SECTION I

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Certificate Distribution Detail

CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Rental Income Distribution	Aggregate Total Distribution
217519107	75,000,000	$-	$1,565,979.82	$1,565,979.82

Per Certificate
CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Rental Income Distribution	Aggregate Total Distribution
217519107	75,000,000	$-	$0.020000	$0.020000

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Cash Sources and Uses

Sources of Cash from Operations		Uses of Cash from Operations

Distribution Center Master Lease Rent *	$5,896,666.68	Management Fees -Operations	$750,410.00
Retail Master Lease Rent *	10,102,281.95	Legal	$240,687.00
Total Rent	$15,998,948.63	Accounting, Financial Reporting & Tax	$36,283.33
		Insurance	$4,983,745.40
		Trustee & Other	$158,750.00
		Total Operating Expenses	6,169,875.73
Other	$-
		Formation, Closing & Related Costs	8,263,093.08
Total Other	$-

Total Sources of Cash	$15,998,948.63	Total Uses of Cash	$14,432,968.81

Net Cash Available for Distribution

Total Sources of Cash	$15,998,948.63
Total Operating Expenses	(6,169,875.73)
Net Cash Provided by Operations	$9,829,072.90

Formation, Closing & Related Costs	(8,263,093.08)

Net Cash Available for Distribution	$1,565,979.82

Sources of Cash from Sales / Capital Activity		Uses of Cash from Sales / Capital Activity

Distribution Center Gross Sales Proceeds	$-	Management Fees -Sales	$-
Retail Master Lease Gross Sales Proceeds	-	Third Party Expenses: Distribution Center Sales	-
Total Gross Sales Proceeds	$-	Third Party Expenses: Retail Sales	-
		Other	-
		Total Expenses of Sales	-
Other Financing / Capital Activity	$-
Other	-
Total Other	$-	Cash Provided (Used) Sales / Capital Activity	-

Total Sources of Cash	$-	Total Uses of Cash	$-

 * March Rent of $7,999,474.38 collected in February.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Cash Distributions
Distribution Date	Net Rental Income Distribution	Sales and Capital Activity Distribution	Total Distributions

10-Mar-21	$1,565,979.82	$-	$1,565,979.82
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
Trailing 12 mos.	$1,565,979.82	$-	$1,565,979.82

Inception to Date	$1,565,979.82	$-	$1,565,979.82

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Property Sales This Month
(No Property Sales February 2021)
Sale Date / Period	Type	Property ID	Square Feet	Rent for Lease Year at Closing Date *	Gross Cost Basis **	Gross Sales Price	Net Sales Price	Net Sales Price Per Square Foot	Implied Cap. Rate / Rent Yield at Closing ***	Selling Costs as Percentage of Gross Sales Price	Selling Broker
Retail or DC
Distribution Centers	DC		-	$-	$-	$-	$-	-	-	-
Retail Properties	Retail		-	-	-	-	-	-	-	-
Distribution Period Average:			-	$-	$-	$-	$-	-	-	-

Distribution Centers	DC	-	$-	$-	$-	$-	-	-	-	See Support Schedule
Retail Properties	Retail	-	-	-	-	-	-	-	-	See Support Schedule
Previous Distribution Periods Average:		-	$-	$-	$-	$-	-	-	-

Distribution Centers	DC	-	$-	$-	$-	$-	-	-	-	See Support Schedule
Retail Properties	Retail	-	-	-	-	-	-	-	-	See Support Schedule
Cumulative Distribution to Date Average:		-	$-	$-	$-	$-	-	-	-	-

*	Monthly Rent due for Sale Period X 12, excluding rental abatement.
**	Costs Basis BEFORE depreciation and Amortization
***	Gross Sales Price divided by the Annual Rent as defined above.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Retail Portfolio as of Determination Date
By Current Lease Year Rent Per Square Foot Tier:				By Property Ownership Type:
Tier	Properties	Square Feet	Current Lease Year Rent PSF *	Ownership Type	Properties	Square Feet	Current Lease Year Rent *
Tier 1 -$9.00	33	4,091,827	$36,826,443.00	Fee	137	18,325,835	$102,505,995.00
Tier 2 -$6.00	84	11,135,640	$66,813,840.00	Ground Lease	23	3,386,112	18,721,387.00
Tier 3 -$3.50	20	3,078,756	$10,775,651.00
Tier 4 -$2.00	23	3,405,724	$6,811,448.00
Total:	160	21,711,947	$121,227,382.00	Total:	160	21,711,947	$121,227,382.00

By Current Lease Year Rent Per Property:				By Property Type:
Tier	Properties	Square Feet	Current Lease Year Rent *	Property Type	Properties	Square Feet	Current Lease Year Rent *
>=$950,000	39	6,738,486	47,925,600	Shopping Center	37	3,737,762	$23,657,840.00
>=$700,000 & < $950,000	43	5,721,653	36,838,324	Freestanding	4	372,240	2,533,116.00
>=$500,000 & < $700,000	40	4,452,546	23,515,430	Mall	119	17,601,765	95,036,426.00
<=$500,000	38	4,799,262	12,948,028
Total:	160	21,711,947	$121,227,382.00	Total:	160	21,711,767	$121,227,382.00

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Retail Portfolio as of Determination Date (Cont’d)
By Geography:				By Geography:
State	Properties	Square Feet	Current Lease Year Rent *	State	Properties	Square Feet	Current Lease Year Rent *
AR	2	186,745	$1,120,470.00	MO	2	229,828	1,378,968.00
AZ	5	651,164	3,848,169.00	MS	1	99,396	894,564.00
CA	28	4,433,580	24,302,384.00	NC	1	104,198	208,396.00
CO	4	513,068	1,679,420.00	NH	2	230,842	1,122,962.00
CT	3	464,682	929,364.00	NJ	5	882,946	3,510,571.00
DE	1	159,878	959,268.00	NM	2	265,910	2,014,848.00
FL	9	1,292,316	9,874,971.00	NV	3	437,937	3,941,433.00
GA	2	204,634	1,143,372.00	NY	4	673,802	2,830,244.00
IA	1	85,278	298,473.00	OH	5	645,447	3,504,477.00
ID	1	151,985	1,367,865.00	OK	3	332,223	1,494,714.00
IL	5	845,224	4,414,248.00	OR	1	157,928	947,568.00
IN	1	99,317	893,853.00	PA	4	555,087	2,984,042.00
KS	2	316,856	1,471,852.00	PR	2	185,946	1,115,676.00
KY	2	251,289	1,821,111.00	TN	3	347,331	1,241,828.00
LA	2	229,181	1,749,054.00	TX	30	3,269,745	21,297,084.00
MA	1	141,692	495,922.00	UT	1	99,411	347,939.00
MD	4	559,312	2,424,176.00	VA	5	736,563	3,330,898.00
MI	6	863,012	3,699,718.00	WA	4	666,272	4,515,948.00
MN	2	255,941	1,535,646.00	WI	1	85,981	515,886.00
				Total:	160	21,711,947	$121,227,382.00

* Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Distribution Center Portfolio as of Determination Date

Property ID		9005	9130	9132	9316	9435	9486
Location		Statesville, NC	Columbus, OH	Lenexa, KS	Reno, NV	Haslet, TX	Forest Park, GA
	NewJCP	595,209	2,000,000	2,308,100	1,838,800	1,133,027	2,233,475
Square Feet	Other Tenants	0	0	0	0	0	0
	Vacant	0	0	0	0	0	0
	Total	595,209	2,000,000	2,308,100	1,838,800	1,133,027	2,233,475
	NewJCP	1,785,627	6,500,000	6,294,059	8,734,300	4,248,851	7,817,163
Current Lease Year Rent *	Other Tenants	0	0	0	0	0	0
	Total	1,785,627	6,500,000	6,294,059	8,734,300	4,248,851	7,817,163
Current Lease Year Rent -PSF **	NewJCP	$3.00	$3.25	$2.73	$4.75	$3.75	$3.50
	Other Tenants	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Total	$3.00	$3.25	$2.73	$4.75	$3.75	$3.50

*	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.
**	Current Lease Year Rent = (Monthly Rent X 12) / 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date 02/28/2021

Landlord and Tenant option Properties as of Determination Date

Property ID	Option Type	Property Name	Location	Square Feet	Current Lease Year Rent *	Option Notice (Y/N)
246	Landlord	SouthBay Pavilion at Carson	20700 Avalon Boulevard, Carson, CA	200,697	$1,204,182.00	N
389	Landlord	Stoneridge S/C	1500 Stoneridge Mall Road, Pleasanton, CA	155,919	311,838.00	N
1229	Landlord	The Oaks	280 Hillcrest Drive W, Thousand Oaks, CA	144,959	289,918.00	N
1572	Landlord	Westfield Culver City	6000 S Hannum Avenue, Culver City, CA	203,832	1,222,992.00	N
1959	Landlord	The Shops at Tanforan	1122 El Camino Real, San Bruno, CA	223,232	446,464.00	N
1417	Landlord	Westfield Santa Anita	400 S Baldwin Avenue, Arcadia, CA	204,563	715,971.00	N
1950	Landlord	Fashion Valley	6987 Friars Road, San Diego, CA	268,859	941,007.00	N
2649	Landlord	Westminster Mall	400 Westminster Mall, Westminster, CA	152,567	533,985.00	N
2757	Landlord	Park Meadows	8417 S Park Meadows Center Drive, Loan Tree CO	151,293	302,586.00	N
2256	Landlord	Danbury Fair	7 Backus Avenue, Danbury, CT	136,375	272,750.00	N
2102	Landlord	Westfield Annapolis	1695 Annapolis Mall, Annapolis, MD	126,732	760,392.00	N
1623	Landlord	Twelve Oaks Mall	27150 Novi Road, Novi, MI	155,807	545,325.00	N
2247	Landlord	Pheasant Lane Mall	310 Daniel Webster Highway, Suite 103, Nashua, NH	104,836	366,926.00	N
2297	Landlord	Newport Centre	10 Mall Drive W, Jersey City, NJ	185,330	648,655.00	N
2477	Landlord	Freehold Raceway Mall	3710 Highway 9, Freehold, NJ	149,608	299,216.00	N
2814	Landlord	Queens Center	92-59 59th Avenue. Elmhurst, NY	204,340	1,226,040.00	N
197	Landlord	Gateway Shopping Center I & II	360 Gateway Drive, Brooklyn, NY	123,942	247,884.00	N
2040	Landlord	Barton Creek Square	2901 S Capitol of Texas Highway, Austin, TX	144,129	864,774.00	N
2763	Landlord	The Woodlands Mall	1201 Lake Woodlands Drive, Suite 500, Woodlands, TX	146,000	511,000.00	N
2795	Landlord	Stonebriar Centre	2607 Preston Road, Frisco, TX	163,800	982,800.00	N
2881	Landlord	Memorial City S/C	300 Memorial City Way, Houston, TX	140,486	842,916.00	N
192	Landlord	Fair Oaks Mall	11801 Fair Oaks Mall, Fairfax, VA	193,422	386,844.00	N
1462	Landlord	Springfield Town Center	6699 Springfield Mall, Springfield, VA	205,772	1,234,632.00	N
2865	Tenant	Tamarack Village	8348 Tamarack Village, Woodbury, MN	81,973	491,838.00	N
2801	Tenant	Polaris Fashion Place	1450 Polaris Parkway, Columbus, OH	146,990	881,940.00	N
2921	Tenant	Robertson’s Creek	5751 Long Prairie Road, Flowe Mound, TX	103,689	362,912.00	N
2934	Tenant	University Oaks S/C	151 University Oaks, Round Rock, TX	103,525	621,150.00	N
2982	Tenant	Village at Fairview	301 Stacy Road, Fairview, TX	117,641	705,846.00	N
2749	Tenant	Dulles Town Centre	21030 Dulles Town Circle, Sterling, VA	125,917	440,710.00	N
Total:				4,566,235	$18,663,493

* Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Substitution Properties as of Determination Date
(No Substitution Properties February 2021)

Property ID	Property Name	Property Location	Substitution Type (Outgoing / Incoming)	Square Feet	Current Lease Year Rent *	Notice Date	Exercise Date
				0	$-
Total:

* Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Leasing Activity Distribution Centers
(No Leasing Activity February 2021)

Distribution Centers:
Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent -PSF *	Current Lease Year Rent **	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			0	-	$-
Total:			0	-	$-

*	Current Lease Year Rent = (Monthly Rent X 12) / 12, excluding rental abatement.
**	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date 02/28/2021

Monthly Leasing Activity Retail Properties
(No Leasing Activity February 2021)

Retail Properties:
Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent -PSF *	Current Lease Year Rent **	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			0	-	$-
Total:			0	-	$-

*	Current Lease Year Rent = (Monthly Rent X 12) / 12, excluding rental abatement.
**	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Financial Information

For copies of our most recent financial statements, including management’s discussion and analysis of financial condition and results of operations, sales and capital activity, you can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

The SEC file number is 000-56236.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

SECTION II
(Provided Quarterly)

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

SECTION III

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Management’s Comments
(Management Commentary will be provided in our 10Q’s and 10K’s)

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Distribution Date Statement

Definitions

(A)      “Tenant’s Sales per Square Foot” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant.  This measure of operations is derived from sales information reported to the Trust by the Tenant in accordance with the retail master lease and/or distribution center master lease (each, a “Master Lease”), as applicable.  The Trust and the Manager do not have the ability to verify the calculation of this information.  The calculation of this information by the tenant may be different than how similar measures of operations might be calculated by others.  Finally, the Trust is unable to reconcile “Tenant’s Sales per Square Foot” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease.  Therefore, investors should be cautious about relying upon “Tenant’s Sales per Square Foot.”

(B)      “Tenant’s Four-Wall EBITDAR” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant.  This measure of operations is calculated in accordance with the [Master Lease] and is reported to the Trust by the tenant in accordance therewith.  The Trust and the Manager do not have the ability to verify the calculation of this measure of operations.  In addition, the calculation of “Tenant’s Four-Wall EBITDAR” in accordance with the applicable Master Lease may be different than how similar measures of operating statistic might be calculated by others.  Finally, the Trust is unable to reconcile “Tenant’s Four-Wall EBITDAR” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease.  Therefore, investors should be cautious about relying upon “Tenant’s Four-Wall EBITDAR.”

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 03/10/2021 Record Date: 03/09/2021 Determination Date: 02/28/2021

Monthly Distribution Date Statement

Disclaimer

Forward-Looking Statements: This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward- looking statements, which speak only as of the date on which they are made. The most important factors that could prevent us from achieving the stated goals include, but are not limited to: (a) the severity, duration and geographical scope of the COVID-19 pandemic, the effects of the pandemic and measures intended to prevent its spread on the our business, results of operations, cash flows and financial condition, including declines in rental revenues and increases in operating costs in the portfolio; deterioration in the financial conditions of the tenants and their ability to satisfy their payment obligations y; constraints in the ability to access capital and other sources of funding; increased risk of claims, litigation and regulatory proceedings and uncertainty; and the ability of federal, state and local governments to respond to and manage the pandemic effectively; (b) the ability and willingness of the tenants, operators, managers and other third parties to satisfy their obligations under their respective contractual arrangements, including, in some cases, their obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (c) the ability of the tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties; (d) macroeconomic conditions such as a disruption of or a lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations; (e) the nature and extent of future competition, including new construction in the markets in which the our properties are located; (f) the ability of the tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the properties; (g) the ability and willingness of the tenants to renew their leases upon expiration of the leases, the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event the we exercises our right to replace an existing tenant or manager; and (h) the other factors set forth in the our periodic filings with the Securities and Exchange Commission.

Non-GAAP Presentation: Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies. The foregoing language applies to (and supersedes if different from) the specific definitions contained herein. Readers are cautioned to refer to our periodic filings furnished to or filed with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are prepared in accordance with GAAP. This distribution statement and the information contained herein should be reviewed in conjunction with such filings.

SEC Reporting: The information in this distribution statement should be read in conjunction with our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, our earnings press release dated March 5, 2021 and other information filed with, or furnished to, the SEC.  You can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.  We routinely post important information on our website at www.ctltrust.net in the “Investors” section, including financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website under the heading “Investors.”  Accordingly, investors should monitor such portion of our website in addition to following our press releases, public conference calls and filings with the SEC. The information on or connected to our website is not, and shall not be deemed to be, a part of, or incorporated into this distribution statement.

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